                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                June 13, 1996

                            QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       Delaware                             0-19207                            95-4320650
   (STATE OR OTHER                     (COMMISSION FILE                     (I.R.S. EMPLOYER
    JURISDICTION OF                         NUMBER)                        IDENTIFICATION NO.)
    INCORPORATION)

              13160 Mindanao Way, Marina del Rey, California 90292

        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 309-3700
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ITEM 5.  OTHER EVENTS.

         On June 13, 1996, Quarterdeck Corporation (the "Company") issued a press release with respect to expected results for the quarter ending June 30, 1996. A copy of the press release dated June 13, 1996 with respect thereto is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (c)      Exhibits.

                          99.1    June 13, 1996 press release.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUARTERDECK CORPORATION, a
                                       Delaware corporation




                                       By:  /s/ FRANK R. GREICO
                                           -----------------------------------
                                       Name: Frank R. Greico
                                       Title: Senior Vice President and
                                               Chief Financial Officer

June 13, 1996





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